Lock-Up Agreement

May 4, 2017

Boustead Securities, LLC.

898 N Sepulveda Blvd., #475,

El Segundo, CA 90245

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between China Internet Nationwide Financial Services Inc., a British Virgin Islands company (the “Company”), and Boustead Securities LLC (“Boustead”), as Lead Underwriter (the “Underwriter”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering (the “Offering”) of ordinary shares, par value $0.001 per share (the “Ordinary Shares”), of the Company.

In order to induce you and the Co-Underwriter, Network 1 Financial Securities, Inc. to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Ordinary Shares will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of this Agreement through and including the date that is the 180 th day after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Boustead, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Ordinary Shares now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Ordinary Shares. The undersigned acknowledges and agrees that any sales after the Lock-Up Period shall be conducted in connection with a registration statement or an exemption from registration and that the Company will analyze such exemptions with reference to the Undersigned’s status as an affiliate or non-affiliate of the Company as provided by Rule 144 of the Securities Act.

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Underwriter waives, in writing, such extension; provided however, that this extension of the Lock-Up Period shall not apply to the extent that FINRA has amended or repealed NASD Rule 2711(f)(4), or has otherwise provided written interpretive guidance regarding such rule, in each case, so as to eliminate the prohibition of any broker, dealer, or member of a national securities association from publishing or distributing any research report, with respect to the securities of an Emerging Growth Company, as defined under the Jumpstart Our Business Startups Act, prior to or after the expiration of any agreement between the broker, dealer, or member of a national securities association and the Emerging Growth Company or its shareholders that restricts or prohibits the sale of securities held by the Emerging Growth Company or its shareholders after the initial public offering date.

If the undersigned is an officer or director of the Company, (i) Boustead agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares, Boustead will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Boustead hereunder to any such officer or director shall only be effective two business days after the publication date of such press release provided always that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, or (d) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company;

(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value;

(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

(4) the exercise by the undersigned of any stock option(s) issued pursuant to the Company’s existing stock option plans, including any exercise effected by the delivery of shares of Ordinary Shares of the Company held by the undersigned; provided, that, the Ordinary Shares received upon such exercise shall remain subject to the restrictions provided for in this Agreement;

(5) the exercise by the undersigned of any warrant(s) issued by the Company prior to the date of this Agreement, including any exercise effected by the delivery of shares of Ordinary Shares of the Company held by the undersigned; provided, that, the Ordinary Shares received upon such exercise shall remain subject to the restrictions provided for in this Agreement;

(6) the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of 100% of the voting securities of the Company, (b) the Company merges into or consolidates with any other entity, or any entity merges into or consolidates with the Company, (c) the Company sells or transfers all or substantially all of its assets to another person, or (d) provided, that, the Ordinary Shares received upon any of the events set forth in clauses (a) through (c) above shall remain subject to the restrictions provided for in this Agreement; and

(7) transfers consented to, in writing by Boustead; provided however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Boustead, acting on behalf of the Underwriter, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Boustead, and (B) if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Ordinary Shares or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or Beneficially Owned Shares during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. In addition, the restrictions sets forth herein shall not prevent the undersigned from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (i) a copy of such plan is provided to Boustead promptly upon entering into the same and (ii) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Agreement is terminated in accordance with its terms. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any shares of Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Ordinary Shares or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period. In addition, the undersigned hereby waives, from the date hereof until the expiration of the 180-day period following the date of the Underwriting Agreement and any extension of such period pursuant to the terms hereof, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any Ordinary Shares that are registered in the name of the undersigned or that are Beneficially Owned Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that, if (i) the Company notifies Boustead in writing that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement is not executed by August 31, 2017, or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Ordinary Shares to be sold thereunder, then this Agreement shall be void and of no further force or effect.

Very truly yours,

Jianxin Lin
(Name - Please Print)

/s/ Jianxin Lin
(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address: